EXHIBIT 10

                               Exchange Agreement

            Exchange Agreement dated as of July 30, 1997 by and among Clearwater Fund IV Ltd., formerly GFL Performance Fund Ltd. ("Clearwater Ltd."), Clearwater Fund IV LLC ("Clearwater IV"), Clearwater Offshore Fund Ltd. ("Clearwater Offshore"), (Clearwater Ltd., Clearwater IV and Clearwater Offshore being, collectively, the "Preferred Shareholders") and MEHL/Biophile International Corporation (the "Company").

            WHEREAS, Clearwater Ltd. owns 2,231 shares of 5% Cumulative Convertible Preferred Stock, Series C, of the Company ("Series C Preferred Stock");

            WHEREAS, Clearwater IV and Clearwater Offshore own, respectively, 8000 shares and 2,000 shares of 5% Cumulative Convertible Preferred Stock, Series D, of the Company ("Series D Preferred Stock");

            WHEREAS, the parties hereto desire that the Preferred Shareholders exchange all outstanding shares of Series C Preferred Stock and Series D Preferred Stock for an equal number of shares of newly issued 5% Cumulative Convertible Preferred Stock, Series E of the Corporation having the rights, preferences and designations as set forth on Exhibit A hereto ("Series E Preferred Stock");

            NOW THEREFORE, the parties agree as follows:

            1. Exchange of Shares. Each Preferred Shareholder and the Company hereby agree to exchange each share of Series C Preferred Stock and Series D Preferred Stock held respectively by each Preferred Shareholder for one share of Series E Preferred Stock to be issued at the Closing by the Company (the "Exchange").

            2. Closing. The Closing ("Closing") of the Exchange shall take place at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022 on such date as shall mutually be agreed to by the parties. At the Closing, (i) each Preferred Shareholder shall deliver to the Company the stock certificate representing the Series C Preferred Stock and Series D Preferred Stock held by such Preferred Stockholder, duly endorsed for transfer and (ii) the Company will deliver to each Preferred Shareholder a stock certificate for shares of Series E Preferred Stock representing the same number of shares of Series C Preferred Stock and Series D Preferred Stock held respectively by such Preferred Shareholder.

            3. Registration Rights. The Company agrees to use its best efforts to amend its Registration Statement on Form S-3 filed


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with the Securities and Exchange Commission on March 31, 1997 so as to cause as quickly as practicable the registration of the resale by the Preferred Shareholders of all shares of Common Stock of the Company receivable upon conversion of Series E Preferred Stock.

            4. Dividends. All accrued and unpaid dividends with respect to the Series C Preferred Stock and Series D Preferred Stock outstanding as of the Closing shall be paid by the Company on the first date upon which dividends shall be payable on the Series E Preferred Stock.

            5. Lock-up. The Preferred Shareholders agree not to effect any sale or transfer of (i) any shares of Series E Preferred Stock, (ii) any shares of Common Stock received upon conversion of Series E Preferred Stock, or (iii) any shares of Common Stock of the Corporation received by GFL upon conversion of the Series C Preferred and owned by GFL as of the date hereof, on or before February 28, 1998, other than sales or transfers to "affiliates" as that term is defined under the Securities Act of 1933 who agree in writing to be bound by the foregoing.

            6. Investment Representation. Each Preferred Stockholder represents and warrants it is acquiring the Series E Preferred Stock for investment purposes and not with a view to the distribution thereof.

            7. Miscellaneous.

                  a. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

                  b. This Agreement and the other agreements specifically referenced herein, embody the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all existing and prior agreements between the parties.

                  c. This Agreement cannot be amended, waived, discharged, or terminated except by an instrument in writing duly executed by all of the parties.

                  d. This Agreement may be executed in multiple counterparts each of which shall be deemed an original but all of which shall constitute one and the same instrument.


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                                       CLEARWATER FUND IV LTD.



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CLEARWATER FUND IV LLC



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CLEARWATER OFFSHORE FUND LTD.



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                       MEHL/BIOPHILE INTERNATIONAL
                                       CORPORATION



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


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